Exhibit 10.3

AMENDED AND RESTATED REVOLVING CREDIT NOTE

February 1, 2010

FOR VALUE RECEIVED, the undersigned (collectively, the “Borrowers”), hereby jointly and severally promise to pay to BANK OF AMERICA, N.A., a national banking association, or its registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrowers under that certain Amended and Restated Credit Agreement, dated as of February 1, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

The Borrowers jointly and severally promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan made by the Lender until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Amended and Restated Revolving Credit Note is also entitled to the benefits of any applicable guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Amended and Restated Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Amended and Restated Revolving Credit Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Amended and Restated Revolving Credit Note.

This Amended and Restated Revolving Credit Note constitutes a renewal and restatement of, and replacement and substitution for, that certain Second Replacement Second Amended and Restated Revolving Credit Note, dated as of February 27, 2009 in the maximum principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00), executed by Holdings and certain other entities and made payable to the order of the Lender (the “Prior Note”). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement, or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage, or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety, or other party primarily or secondarily liable for such indebtedness.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

MODUSLINK GLOBAL SOLUTIONS, INC.

By:	/s/ Brian J. O’Donnell
Name:	Brian J. O’Donnell
Title:	Treasurer

MODUS MEDIA, INC.

By:	/s/ Peter L. Gray
Name:	Peter L. Gray
Title:	Secretary

MODUSLINK CORPORATION

By:	/s/ Brian J. O’Donnell
Name:	Brian J. O’Donnell
Title:	Treasurer

MODUSLINK PTS, INC.

By:	/s/ Peter L. Gray
Name:	Peter L. Gray
Title:	Secretary

SOL HOLDINGS, INC.

By:	/s/ Peter L. Gray
Name:	Peter L. Gray
Title:	Secretary

MODUS MEDIA INTERNATIONAL (IRELAND) LIMITED

By:	/s/ Peter L. Gray
Name:	Peter L. Gray
Title:	Secretary

MODUSLINK OPEN CHANNEL SOLUTIONS, INC.

By:	/s/ Peter L. Gray
Name:	Peter L. Gray
Title:	Secretary

TECH FOR LESS LLC

By:	/s/ Brian J. O’Donnell
Name:	Brian J. O’Donnell
Title:	Treasurer